Exhibit 99.2

UNDER ARMOUR ANNOUNCES CFO TRANSITION; REZA TALEGHANI TO SUCCEED DAVID BERGMAN IN FEBRUARY 2026

BALTIMORE, Nov. 6, 2025 – Under Armour, Inc. (NYSE: UAA, UA) today announced that Reza Taleghani will join the company as Executive Vice President (EVP) and Chief Financial Officer (CFO) in February 2026. He will succeed David Bergman, a 21-year Under Armour veteran, who will step down as CFO and remain with the company through the first quarter of fiscal 2027 to ensure a seamless transition.

“Dave’s leadership, financial discipline, and unwavering commitment have been instrumental in shaping Under Armour’s success and resilience over more than two decades,” said Kevin Plank, Under Armour President and CEO. “As we enter a crucial time for the brand, we are deeply thankful for his many contributions and his partnership in ensuring a smooth transition. Reza brings a global perspective, strong financial expertise, and a strategic mindset that align perfectly with our goals for Under Armour’s next chapter. His leadership will be essential as we strengthen our foundation, drive growth, and unlock the full potential of our brand for athletes and shareholders around the world.”

“I am honored to join Under Armour at such a significant and energizing moment in its growth,” said Reza Taleghani. “This is an iconic company with a strong foundation, a passionate team, and an unwavering focus on performance and innovation. I look forward to working closely with Kevin and the leadership team to advance our strategic priorities, improve financial results, and create long-term value for our teammates, athletes, and shareholders.”

Reza Taleghani – Background

Mr. Taleghani has more than twenty-five years of global financial and operational leadership experience. He joins Under Armour from Samsonite Group S.A., where he has served as EVP and CFO since 2018, overseeing global finance, accounting, investor relations, treasury, internal audit, and mergers and acquisitions. During his tenure, he led major financial and operational transformations, resulting in record gross margins and EBITDA margins.

Before joining Samsonite, Mr. Taleghani served as President and CFO at Brightstar Corp., a SoftBank portfolio company, where he led its device protection and financial services divisions and managed key international acquisitions. He spent over 15 years at J.P. Morgan, holding senior roles in investment banking, commercial banking and asset management, and served as President and CEO of Sterling Airlines A/S in Copenhagen. Mr. Taleghani earned a JD/MBA from Villanova University and dual bachelor’s degrees from Brown University.

About Under Armour, Inc.

Under Armour, Inc., headquartered in Baltimore, Maryland, is a leading inventor, marketer, and distributor of branded athletic performance apparel, footwear, and accessories. Designed to empower human performance, Under Armour’s innovative products and experiences are engineered to make athletes better. For further information, please visit http://about.underarmour.com.

Forward-Looking Statements

Some of the statements contained in this press release constitute forward-looking statements. Forward-looking statements relate to expectations, beliefs, projections, plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts, such as statements regarding our share repurchase program, future financial condition or results of operations, growth prospects and strategies, potential restructuring efforts (including the scope, anticipated charges and costs, the timing of these measures, and the anticipated benefits of our restructuring initiatives), expectations related to promotional activities, freight, product cost pressures, foreign currency effects, the impact of global economic conditions including changes in trade policy and inflation on our results of operations, liquidity and use of capital resources, the development and introduction of new products, the execution of marketing strategies, benefits from significant investments, and impacts from litigation or other proceedings. In many cases, you can identify forward-looking statements by terms such as “may,” “will,” “could,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “outlook,” “potential,” or the negative of these terms or other comparable terminology. The forward-looking statements in this press release reflect our current views about future events. They are subject to risks, uncertainties, assumptions, and changes in circumstances that may cause events or our actual activities or results to differ significantly from those expressed in any forward-looking statement. Although we believe the expectations reflected in the forward-looking statements are reasonable, they are inherently uncertain. We cannot guarantee future events, results, actions, activity levels, performance, or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Several important factors could cause actual results to differ materially from those indicated by these forward-looking statements, including, but not limited to: changes in general economic or market conditions (such as rising inflation and potential impacts of changes and uncertainties related to government fiscal, monetary, tax and trade policies) that could influence overall consumer spending or our industry; the impact of global events beyond our control, including military conflicts; and the effects of changes in the global trade environment, such as the imposition of new tariffs and countermeasures thereto, on our profitability; increased competition that may cause us to lose market share, lower product prices or significantly increase marketing efforts; fluctuations in the costs of raw materials and commodities we use in our products and supply chain (including labor); our ability to successfully execute our long-term strategies; our ability to effectively drive operational efficiency in our business; changes in the financial health of our customers; our ability to effectively develop and launch new, innovative, and updated products; our ability to accurately forecast consumer preferences and demand for our products and to effectively manage our inventory; our ability to successfully execute any restructuring plans and achieve expected benefits; loss of key customers, suppliers, or manufacturers; our ability to further expand our business globally and drive brand awareness and consumer acceptance of our products in other countries; our ability to manage the increasingly complex operations of our global business; our ability to effectively market and maintain a positive brand image; our ability to successfully manage or achieve expected outcomes from significant transactions and investments; our ability to attract key talent and retain the services of our senior management and other key employees; our ability to effectively meet regulatory requirements and stakeholder expectations with respect to sustainability and social matters; the availability, integration and effective operation of information systems and other technology, as well as any potential interruption of such systems or technology; any disruptions, delays or deficiencies in the design, implementation, or application of our global operating and financial reporting information technology system; our ability to access capital and financing required to manage our business on terms acceptable to us; our ability to accurately anticipate and respond to seasonal or quarterly fluctuations in our operating results; risks related to foreign currency exchange rate fluctuations; our ability to comply with existing trade and other regulations; risks related to data security or privacy breaches; the impact of global or regional public health emergencies on our industry and our business, financial condition and results of operations, including impacts on the global supply chain; and our potential exposure to and the financial impact of litigation and other proceedings. The forward-looking statements here reflect our views and assumptions only as of the date of this press release. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect unanticipated events.

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Under Armour Contact:
Lance Allega
Senior Vice President Finance & Capital Markets
(410) 246-6810
LAllega@underarmour.com